Exhibit 99.1

Venus Concept Announces Intention to Voluntary Delist from Nasdaq and Deregister with SEC

TORONTO, January 21, 2026 (GLOBE NEWSWIRE) – Venus Concept Inc. (“Venus Concept” or the “Company”) announced today its voluntarily decision to delist its common stock from the NASDAQ Capital Market (“Nasdaq”) and deregister its common stock with the Securities and Exchange Commission (the “SEC”).

The Company is in compliance with applicable Nasdaq listing requirements, but the Company’s Board of Directors has concluded the resources required to continue its reporting obligations with the SEC are greater than the benefits received by the Company and its shareholders on account of the Nasdaq listing.

The Company has notified Nasdaq of its intent to voluntarily delist and deregister its common stock. The Company intends to file a Form 25 (Notification of Removal from Listing) with the SEC on or about January 30, 2026 and expects the last trading day of the Company’s common stock on Nasdaq will be on or about February 6, 2026. The Company also intends to file a Form 15 (Certification and Notice of Termination From Registration) with the SEC on or about February 9, 2026, upon which the Company's obligation to file periodic reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

"The Board of Directors, after thorough evaluation, has determined this action is in the best interests of the Company and its shareholders. We believe the reduced costs for compliance will help facilitate the Company's ability to continue to execute our turnaround plan," said Rajiv De Silva, Chief Executive Officer of Venus Concept. "Venus will continue to work together with Madryn Asset Management to position Venus for sustained, long-term financial success.”

About Venus Concept

Venus Concept is an innovative global medical aesthetic technology leader with a broad product portfolio of minimally invasive and non-invasive medical aesthetic and hair restoration technologies and reaches over 60 countries and 9 direct markets. Venus Concept's product portfolio consists of aesthetic device platforms, including Venus NOVA, Venus Versa, Venus Versa PRO, Venus Bliss, Venus Bliss MAX, Venus Viva, Venus Viva MD, Venus Legacy, Venus Velocity, Venus Epileve and AI.ME. Venus Concept's hair restoration systems include NeoGraft® and the ARTAS iX® Robotic Hair Restoration system. Venus Concept has been backed by leading healthcare industry growth equity investors including EW Healthcare Partners (formerly Essex Woodlands), HealthQuest Capital, Longitude Capital Management, Aperture Venture Partners, Masters Special Situations, and Madryn Asset Management, L.P.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, you can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements about the timing of the delisting of the Company’s common stock, the Company’s ability to terminate, as well as the timing of the termination of, the Company’s obligation to file periodic reports with the SEC,, market reactions or other impacts resulting from the Company’s delisting and deregistration, and the continued implementation or feasibility of the Company’s turnaround plan and ability to achieve long-term financial stability.  These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which the Company operates and management's beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this communication may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under Part II Item 1A—“Risk Factors” in our Quarterly Reports on Form 10-Q and Part I Item 1A—“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the date of this communication. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Investor Relations Contact:

ICR Healthcare on behalf of Venus Concept:

Mike Piccinino, CFA

VenusConceptIR@ICRHealthcare.com